                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008             Invesco Ltd.

                                    By: /s/ Lisa Brinkley
                                        -------------------------------------
                                    Name:  Lisa Brinkley
                                    Title: Global Compliance Director

                                    AIM Advisors, Inc.

                                    By: /s/ Todd L. Spillane
                                        -------------------------------------
                                    Name:  Todd L. Spillane
                                    Title: Chief Compliance Officer

                                    AIM Capital Management, Inc.

                                    By: /s/ Todd L. Spillane
                                        -------------------------------------
                                    Name:  Todd L. Spillane
                                    Title: Chief Compliance Officer

                                    AIM Funds Management, Inc.

                                    By: /s/ Wayne Bolton
                                        -------------------------------------
                                    Name:  Wayne Bolton
                                    Title: Vice President, Compliance &
                                           Chief Compliance Officer

                                    AIM Private Asset Management, Inc.

                                    By: /s/ Todd L. Spillane
                                        -------------------------------------
                                    Name:  Todd L. Spillane
                                    Title: Chief Compliance Officer

                                    Invesco National Trust Company

                                    By: /s/ Kevin Lyman
                                        -------------------------------------
                                    Name:  Kevin Lyman
                                    Title: Assistant General Counsel

                                    Atlantic Trust Company, N.A.

                                    By: /s/ Wayne Dewitt
                                        -------------------------------------
                                    Name:  Wayne DeWitt
                                    Title: General Counsel

                                    Invesco Hong Kong Limited

                                    By: /s/ Asha Balachandra
                                        -------------------------------------
                                    Name:  Asha Balachandra
                                    Title: Reg. Head of Legal AP

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                                    Invesco Asset Management Deutschland GmbH

                                    By: /s/ Stephanie Ehrenfried
                                        -------------------------------------
                                    Name:  Stephanie Ehrenfried
                                    Title: Head of Legal CE

                                    Invesco Asset Management Limited

                                    By: /s/ Nick Styman
                                        -------------------------------------
                                    Name:  Nick Styman
                                    Title: Director of European Compliance

                                    Invesco Asset Management S.A.

                                    By: /s/ Patrick Riviere
                                        -------------------------------------
                                    Name:  Patrick Riviere
                                    Title: Chief Regional Officer

                                    Invesco Asset Management Oesterreich GmbH

                                    By: /s/ Thomas Kraus
                                        -------------------------------------
                                    Name:  Thomas Kraus
                                    Title: Head of Sales

                                    Invesco Global Asset Management (N.A.), Inc.

                                    By: /s/ Jeffrey Kupor
                                        -------------------------------------
                                    Name:  Jeffrey Kupor
                                    Title: Head of Legal WW Institutional

                                    Invesco GT Management Company S.A.

                                    By: /s/ Nick Styman
                                        -------------------------------------
                                    Name:  Nick Styman
                                    Title: Director of European Compliance

                                    Invesco Institutional (N.A.), Inc.

                                    By: /s/ Jeffrey Kupor
                                        -------------------------------------
                                    Name:  Jeffrey Kupor
                                    Title: Head of Legal WW Institutional

                                    Invesco Management S.A.

                                    By: /s/ Alain Gerbaldi
                                        -------------------------------------
                                    Name:  Alain Gerbaldi
                                    Title: Head of Performance Measurement
                                           & Risk Analysis

                                    Invesco Maximum Income Management S.A.

                                    By: /s/ Alain Gerbaldi
                                        -------------------------------------
                                    Name:  Alain Gerbaldi
                                    Title: Head of Performance Measurement
                                           & Risk Analysis

                                    Invesco Private Capital, Inc.

                                    By: /s/ Jeffrey Kupor
                                        -------------------------------------
                                    Name:  Jeffrey Kupor
                                    Title: Head of Legal WW Institutional

                                    Invesco Senior Secured Management, Inc.

                                    By: /s/ Jeffrey Kupor
                                        -------------------------------------
                                    Name:  Jeffrey Kupor
                                    Title: Head of Legal WW Institutional

                                    Invesco Taiwan Limited

                                    By: /s/ Asha Balachandra
                                        -------------------------------------
                                    Name:  Asha Balachandra
                                    Title: Reg. Head of Legal, AP

                                    Invesco Asset Management (Japan) Limited

                                    By: /s/ Asha Balachandra
                                        -------------------------------------
                                    Name:  Asha Balachandra
                                    Title: Reg. Head of Legal, AP

                                    Invesco Asset Management Ireland Limited

                                    By: /s/ Alain Gerbaldi
                                        -------------------------------------
                                    Name:  Alain Gerbaldi
                                    Title: Head of Performance Measurement
                                           & Risk Analysis

                                    Invesco Kapitalanlagegesellschaft mbH

                                    By: /s/ Stephanie Ehrenfried
                                        -------------------------------------
                                    Name:  Stephanie Ehrenfried
                                    Title: Head of Legal CE

                                    PowerShares Capital Management LLC

                                    By: /s/ Kevin Gustafson
                                        -------------------------------------
                                    Name:  Kevin Gustafson
                                    Title: General Counsel, COO & CCO

                                    Stein Roe Investment Counsel, Inc.

                                    By: /s/ Greg Campbell
                                        -------------------------------------
                                    Name:  Greg Campbell
                                    Title: General Counsel